Section 906 Certifications

I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2025, fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: March 27, 2025

/s/ Jonathan S. Horwitz

______________________

Jonathan S. Horwitz Principal Executive Officer

Section 906 Certifications

I, Jeffrey White, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2025, fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: March 27, 2025

/s/ Jeffrey White

______________________

Jeffrey White Principal Financial Officer

Attachment A

Period (s) ended January 31, 2025

George Putnam Balanced Fund

Putnam Large Cap Growth Fund

Putnam Premier Income Trust

Putnam Research Fund

Putnam Short Term Investment Fund

Putnam Strategic Intermediate Municipal Fund

Putnam Tax-Free High Yield Fund

Putnam Ultra Short Duration Income Fund

Putnam Ultra Short MAC Series

Putnam Sustainable Retirement 2065 Fund

Putnam Sustainable Retirement 2060 Fund

Putnam Sustainable Retirement 2055 Fund

Putnam Sustainable Retirement 2050 Fund

Putnam Sustainable Retirement 2045 Fund

Putnam Sustainable Retirement 2040 Fund

Putnam Sustainable Retirement 2035 Fund

Putnam Sustainable Retirement 2030 Fund

Putnam Sustainable Retirement 2025 Fund

Putnam Sustainable Retirement Maturity Fund